Exhibit 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            Statement of Eligibility
                   Under The Trust Indenture Act of 1939 of A
                    Corporation Designated To Act As Trustee

                      Check If An Application To Determine
                      Eligibility of A Trustee Pursuant To
                              Section 305(b)(2) [ ]

                            -------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                            -------------------------

                                 EEX CORPORATION
               (Exact name of obligor as specified in its charter)

Texas                                                        75-2421863
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

2500 City West Blvd.
Suite 1400

Houston, Texas                                               77042
(Address of principal executive offices)                     (Zip code)

                            -------------------------

                                 Debt Securities
                       (Title of the indenture securities)

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



1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                Name                                  Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429
New York Clearing House Association          New York, New York   10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of September, 1998.


                                                      THE BANK OF NEW YORK

                                                      By:   /s/MARIE E. TRIMBOLI

                                                      Name: Marie E. Trimboli
                                                      Title: Assistant Treasurer



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                                                                       Exhibit 7

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                             DOLLAR AMOUNTS
                                                                    IN THOUSANDS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin........  $     6,397,993
     Interest-bearing balances.................................        1,138,362

Securities:
     Held-to-maturity securities...............................        1,062,074
     Available-for-sale securities.............................        4,167,240
Federal funds sold and Securities  purchased  under  agreements
     to resell.................................................          391,650

Loans and lease financing receivables:
     Loans and leases, net of unearned income..................       36,538,242
     LESS: Allowance for loan and lease losses.................          631,725
     LESS: Allocated transfer risk reserve.....................                0
     Loans and leases, net of unearned income,  allowance,  and
       reserve.................................................       35,906,517
Assets held in trading accounts................................        2,145,149
Premises and fixed assets (including capitalized leases).......          663,928
Other real estate owned........................................           10,895
Investments  in  unconsolidated   subsidiaries  and  associated
     companies.................................................          237,991
Customers' liability to this bank on acceptances outstanding...          992,747
Intangible assets..............................................        1,072,517
Other assets...................................................        1,643,173
                                                                 ---------------
Total assets...................................................  $    55,830,236
                                                                 ===============


LIABILITIES

Deposits:
     In domestic offices.......................................  $    24,849,054
     Noninterest-bearing.......................................       10,011,422
     Interest-bearing..........................................       14,837,632
     In foreign offices, Edge and Agreement  subsidiaries,  and
       IBFs....................................................       15,319,002
     Noninterest-bearing.......................................          707,820
     Interest-bearing..........................................       14,611,182
Federal funds  purchased and Securities  sold under  agreements
     to repurchase.............................................        1,906,066
Demand notes issued to the U.S. Treasury.......................          215,985
Trading liabilities............................................        1,591,288

Other borrowed money:
     With remaining maturity of one year or less...............        1,991,119
     With  remaining  maturity  of more  than one year  through
       three years.............................................                0


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
ASSETS                                                             DOLLAR AMOUNTS
                                                                    IN THOUSANDS

     With remaining maturity of more than three years..........           25,574
Bank's liability on acceptances executed and outstanding.......          998,145
Subordinated notes and debentures..............................        1,314,000
Other liabilities..............................................        2,421,281
                                                                 ---------------
Total liabilities..............................................       50,631,514
                                                                 ---------------

EQUITY CAPITAL

Common stock...................................................        1,135,284
Surplus........................................................          731,319
Undivided profits and capital reserves.........................        3,328,050
Net  unrealized  holding gains  (losses) on  available-for-sale
     securities................................................           40,198
Cumulative foreign currency translation adjustments............          (36,129)
                                                                 ---------------
Total equity capital...........................................        5,198,722
                                                                 ---------------
Total liabilities and equity capital...........................  $    55,830,236
                                                                 ===============


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions is-sued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve Sys-tem and is true and correct.

                                         Thomas A. Renyi         }
                                         Alan R. Griffith        }     Directors
                                         J. Carter Bacot         }